Exhibit (23)


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the registration statements of AT&T Corp. ("AT&T" or the "Company") on Form S-3 for the Shareowner Dividend
Reinvestment and Stock Purchase Plan (Registration
No.333-00573),  Form S-8 for
the AT&T 1984 Stock Option Plan (Registration No.2-90983), Form
S-8 for the AT&T
Long Term Savings and Security Plan  (Registration No.
33-34265),  Form S-8 for
the AT&T Long Term  Savings Plan for  Management  Employees
(Registration  Nos.
33-34264,  33-29256 and 33-21937),  Form S-8 for the AT&T
Retirement Savings and
Profit Sharing Plan  (Registration No.  33-39708),  Form S-8 for
Shares Issuable
Under  the Stock  Option  Plan of the AT&T  1987  Long  Term
Incentive  Program
(Registration Nos. 33-56643 and 33-49465), Form S-8 for the AT&T of Puerto Rico,
Inc.  Long  Term  Savings  Plan  for  Management  Employees
(Registration  No.
33-50819),  Form S-8 for the AT&T of Puerto  Rico,  Inc.  Long
Term  Savings and
Security Plan (Registration No. 33-50817), and Post-Effective
Amendment No. 1 on
Form S-8 to Form S-8 Registration Statement  (Registration No.
33-54797) for the
AT&T 1996 Employee Stock Purchase Plan,  Form S-8 for the AT&T
Shares for Growth
Program (Registration No. 33-49089),  Form S-3 for the AT&T
$2,600,000,000 Notes
and Warrants to Purchase Notes  (Registration  No.  33-49589),
Form S-3 for the
AT&T  $3,000,000,000  Notes and  Warrants to Purchase  Notes
(Registration  No.
33-59495),  Form S-4 for the AT&T  5,000,000  Common  Shares
(Registration  No.
33-57745),  and in Post-Effective  Amendment Nos. 1, 2 and 3 on
Form S-8 to Form
S-4 Registration  Statement  (Registration No. 33-42150) for the
NCR Corporation
1989 Stock Compensation Plan (Registration No. 33-42150-01), the
NCR Corporation
1984 Stock Option Plan  (Registration  No.  33-42150-02) and the
NCR Corporation
1976 Stock Option Plan (Registration No. 33-42150-03), respectively, and the
Post-Effective  Amendment  Nos.  1,  2,  3,  4 and 5 on  Form  S-8
to  Form  S-4
Registration  Statement  (Registration  No.  33-52119)  for the
McCaw  Cellular
Communications,  Inc. 1983  Non-Qualified  Stock Option Plan
(Registration  No.
33-52119-01),  the McCaw  Cellular  Communications,  Inc. 1987
Stock Option Plan
(Registration No. 33-52119-02),  the McCaw Cellular
Communications,  Inc. Equity
Purchase Plan (Registration No. 33-52119-03), the McCaw Cellular
Communications,
Inc.  1992  Stock  Option  Plan for  Non-Employee  Directors
(Registration  No.
33-52119-04) and the McCaw Cellular Communications, Inc. Employee
Stock Purchase
Plan (Registration No. 33-52119-05),  respectively, and
Post-Effective Amendment
No. 1 on Form S-8 to Form S-4 Registration Statement (Registration
No. 33-45302)
for the  Teradata  Corporation  1987  Incentive  and  Other
Stock  Option  Plan
(Registration No. 33-45302-01),  Form S-8 for the AT&T Amended and
Restated 1969
Stock Option Plan for LIN Broadcasting Corp.  (Registration No.
33-63195) of our
reports dated January 22, 1997, on our audits of the consolidated financial statements and consolidated financial statement schedule of the Company and its subsidiaries at December 31, 1996 and 1995, and for the years ended December 31,
1996, 1995 and 1994, which reports are included or incorporated by reference in this Annual Report on Form 10-K.


COOPERS & LYBRAND L.L.P.

1301 Avenue of the Americas
New York, New York
March 28, 1997